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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2004

Pennsylvania Real Estate Investment Trust
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	1-6300 (Commission File Number)	23-6216339 (IRS Employer Identification Number)
The Bellevue, 200 S. Broad Street Philadelphia, Pennsylvania (Address of principal executive offices)		19102 (Zip Code)

Registrant's telephone number, including area code: (215) 875-0700

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On February 9, 2004, Pennsylvania Real Estate Investment Trust (the "Company") announced that the IRS has granted the relief requested by the Company in order to make a retroactive "taxable REIT subsidiary" election necessary to maintain its REIT status. A copy of the press release making the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
Date: February 9, 2004	By:	/s/ BRUCE GOLDMAN Bruce Goldman Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit	Document
99.1	Press release of Pennsylvania Real Estate Investment Trust issued on February 9, 2004

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SIGNATURE
EXHIBIT INDEX